Exhibit 32.1

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. §1350

In connection with this quarterly report on Form 10-Q for the quarter ended December 31, 2015 of EPL Oil & Gas, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Antonio de Pinho, President of the Company and Rick Fox, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 16, 2016

/s/ ANTONIO DE PINHO

Antonio de Pinho
President

Date: February 16, 2016

/s/ RICK D. FOX

Rick D. Fox
Chief Financial Officer